                                                                   Exhibit 99(a)


                           MONTPELIER RE HOLDINGS LTD.
                          CONSOLIDATED BALANCE SHEETS
     (EXPRESSED IN THOUSANDS OF UNITED STATES DOLLARS, EXCEPT SHARE AMOUNTS)


                                                                         AS AT             AS AT
                                                                    MARCH 31, 2003   DECEMBER 31, 2002
                                                                    --------------   -----------------
                                                                      (UNAUDITED)        (AUDITED)
ASSETS
Fixed maturities, at fair value (amortized cost:
  2003-- $1,535,755; 2002-- $1,322,256).......................      $   1,567,483      $  1,354,845
Equity investment, unquoted, at estimated fair value (cost:
  $60,758)....................................................             63,691            63,691
                                                                    -------------      ------------
TOTAL INVESTMENTS.............................................          1,631,174         1,418,536
Cash and cash equivalents, at fair value......................            106,982           162,925
Unearned premium ceded........................................             31,123             3,752
Reinsurance premiums receivable...............................            277,407           147,208
Funds withheld................................................              1,555            20,507
Deferred acquisition costs....................................             69,931            44,881
Reinsurance recoverable.......................................             16,316            16,656
Accrued investment income.....................................             14,298            13,057
Deferred financing costs......................................              1,155             1,325
Other assets..................................................              4,547             5,071
                                                                    -------------      ------------
     Total Assets.............................................      $   2,154,488      $  1,833,918
                                                                    =============      ============
LIABILITIES
Loss and loss adjustment expense reserves.....................            183,621           146,115
Unearned premium..............................................            415,730           241,000
Reinsurance balances payable..................................             11,419             2,448
Investment trades pending.....................................             30,000            34,280
Long-term debt................................................            150,000           150,000
Accounts payable, accrued expenses and other liabilities......              7,145             7,540
                                                                    -------------      ------------
     Total Liabilities........................................      $     797,915      $    581,383
                                                                    =============      ============
SHAREHOLDERS' EQUITY
Common voting shares: 1/6 cent par value; authorized
  1,200,000,000 shares; issued and outstanding 63,392,600
  shares......................................................                106               106
Additional paid-in capital....................................          1,127,498         1,126,435
Accumulated other comprehensive income........................             34,701            35,567
Retained earnings.............................................            194,268            90,427
                                                                    -------------      ------------
     Total Shareholders' Equity...............................          1,356,573         1,252,535
                                                                    -------------      ------------
     Total Liabilities and Shareholders' Equity...............      $   2,154,488      $  1,833,918
                                                                    =============      ============


     The accompanying Notes to the Consolidated Financial Statements are an integral part of the Consolidated Financial Statements.

                          MONTPELIER RE HOLDINGS LTD.
                   CONSOLIDATED STATEMENTS OF OPERATIONS AND
    COMPREHENSIVE INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002 (EXPRESSED IN THOUSANDS OF UNITED STATES DOLLARS, EXCEPT SHARE AMOUNTS)

                                                                               2003             2002
                                                                         ---------------  ----------
                                                                                   (UNAUDITED)

REVENUES
  Gross premiums written.............................................    $      366,563   $      203,679
  Reinsurance premiums ceded.........................................           (34,267)         (14,320)
                                                                         --------------   --------------
  Net premiums written...............................................           332,296          189,359
  Change in net unearned premiums....................................          (147,641)        (152,748)
                                                                         --------------   --------------
  Net premiums earned................................................           184,655           36,611
  Net investment income..............................................            11,684            7,633
  Net realized gains on investments..................................             4,681              484
  Net foreign exchange gains.........................................             1,359               --
                                                                         --------------   --------------
  Total Revenues.....................................................           202,379           44,728
EXPENSES
  Loss and loss adjustment expenses..................................            47,690           14,367
  Acquisition costs..................................................            40,998            6,467
  General and administrative expenses................................             8,884            4,240
  Interest on long-term debt.........................................               965              995
                                                                         --------------   --------------
  Total Expenses.....................................................            98,537           26,069
                                                                         --------------   --------------
INCOME BEFORE TAXES..................................................           103,842           18,659
Income tax expense...................................................                 1               --
                                                                         --------------   --------------
NET INCOME...........................................................    $      103,841   $       18,659
                                                                         ==============   ==============
COMPREHENSIVE INCOME
  Net income.........................................................    $      103,841   $       18,659
  Other comprehensive loss...........................................              (866)         (13,592)
                                                                         --------------   --------------
  Comprehensive income...............................................    $      102,975   $        5,067
                                                                         ==============   ==============
PER SHARE DATA
  Weighted average number of common and common equivalent
     shares outstanding:
     Basic...........................................................        63,392,600       52,440,000
     Diluted.........................................................        66,479,220       52,440,000
  Basic earnings per common share....................................    $         1.64   $         0.36
                                                                         ==============   ==============
  Diluted earnings per common share..................................    $         1.56   $         0.36
                                                                         ==============   ==============


     The accompanying Notes to the Consolidated Financial Statements are an integral part of the Consolidated Financial Statements.

                           MONTPELIER RE HOLDINGS LTD.
                 CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                (EXPRESSED IN THOUSANDS OF UNITED STATES DOLLARS)

                                                               2003            2002
                                                           --------------    --------
                                                                    (UNAUDITED)
COMMON VOTING SHARES
     Balance--beginning and end of period..............    $         106    $        87
                                                           -------------    -----------
ADDITIONAL PAID-IN-CAPITAL
  Balance--beginning of period.........................        1,126,435        920,306
  Direct equity offering expenses......................               --            (61)
  Compensation recognized under stock option plan......            1,063          1,227
                                                           -------------    -----------
     Balance--end of period............................        1,127,498        921,472
                                                           -------------    -----------
ACCUMULATED OTHER COMPREHENSIVE INCOME
  Balance--beginning of period.........................           35,567          1,878
  Net change in currency translation adjustments.......               (6)            --
  Net change in unrealized losses on investments.......             (860)       (13,592)
                                                           -------------    -----------
     Balance--end of period............................           34,701        (11,714)
                                                           -------------    -----------
RETAINED EARNINGS (ACCUMULATED DEFICIT)
  Balance--beginning of period.........................           90,427        (61,618)
  Net income...........................................          103,841         18,659
                                                           -------------    -----------
     Balance--end of period............................          194,268        (42,959)
                                                           -------------    -----------
TOTAL SHAREHOLDERS' EQUITY.............................    $   1,356,573    $   866,886
                                                           =============    ===========


     The accompanying Notes to the Consolidated Financial Statements are an integral part of the Consolidated Financial Statements.

                           MONTPELIER RE HOLDINGS LTD.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                (EXPRESSED IN THOUSANDS OF UNITED STATES DOLLARS)


                                                                          2003            2002
                                                                     -------------   ---------
                                                                              (UNAUDITED)
Cash flows provided by operating activities:
  Net income.....................................................    $    103,841    $     18,659
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Accretion (amortization) of premium/(discount) on fixed
      maturities.................................................           2,678             874
     Depreciation................................................             206              30
     Compensation recognized under stock option plan.............           1,063           1,227
     Net realized gains on fixed maturities......................          (4,681)           (484)
     Amortization of deferred financing costs....................             170             171
     Net change in currency translation adjustments..............              (6)             --
  Change in:
     Unearned premium ceded......................................         (27,371)        (13,002)
     Reinsurance premiums receivable.............................        (130,199)       (119,656)
     Funds withheld..............................................          18,952              --
     Deferred acquisition costs..................................         (25,050)        (26,074)
     Reinsurance recoverable.....................................             340            (644)
     Accrued investment income...................................          (1,241)         (7,068)
     Other assets................................................             445             (40)
     Loss and loss adjustment expense reserves...................          37,506          15,011
     Unearned premium............................................         174,730         165,750
     Reinsurance balances payable................................           8,971              --
     Accounts payable, accrued expenses and other liabilities....            (340)          1,317
     Amount due to affiliates....................................              --            (324)
     Interest accrued on long-term debt..........................             (55)            (93)
                                                                     ------------    ------------
  Net cash provided by operating activities......................         159,959          35,654
                                                                     ------------    ------------
Cash flows from investing activities:
  Purchases of investments.......................................        (603,651)       (282,842)
  Proceeds from sale and maturity of investments.................         387,875              --
  Purchases of equipment.........................................            (126)             --
                                                                     ------------    ------------
  Net cash used in investing activities..........................        (215,902)       (282,842)
                                                                     ------------    ------------
Cash flows provided by financing activities:
  Issue of common shares.........................................              --          26,000
  Amount paid to affiliate for overpayment of subscription.......              --            (250)
  Direct equity offering expenses................................              --          (9,660)
                                                                     ------------    ------------
  Net cash provided by financing activities......................              --          16,090
                                                                     ------------    ------------
  Decrease in cash and cash equivalents..........................         (55,943)       (231,098)
  Cash and cash equivalents--Beginning of period.................         162,925         350,606
                                                                     ------------    ------------
  Cash and cash equivalents--End of period.......................    $    106,982    $    119,508
                                                                     ============    ============

     The accompanying Notes to the Consolidated Financial Statements are an integral part of the Consolidated Financial Statements.

                           MONTPELIER RE HOLDINGS LTD.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002
                (EXPRESSED IN THOUSANDS OF UNITED STATES DOLLARS,
              EXCEPT SHARE AMOUNTS OR AS WHERE OTHERWISE DESCRIBED)
                                   (UNAUDITED)

1.  BASIS OF PRESENTATION AND CONSOLIDATION

    These interim unaudited consolidated financial statements include the accounts of Montpelier Re Holdings Ltd. (the "Company") and its wholly-owned operating subsidiary Montpelier Reinsurance Ltd. ("Montpelier Re"). Montpelier Re has two subsidiaries: Montpelier Marketing Services (UK) Limited ("MMSL") and Montpelier Holdings (Barbados) SRL ("MHB"). MMSL provides business introduction and other support services to Montpelier Re. MHB, a Barbados registered Society with Restricted Liability, has not yet commenced operations. MHB will be the registered holder of certain types of securities, including United States equity securities, purchased as part of the overall Montpelier Re investment portfolio. On December 3, 2002, Montpelier Re established a trust known as the Montpelier Re Foundation to promote or carry out charitable purposes.

    The Company, through Montpelier Re, is a provider of global specialty property insurance and reinsurance products.

    The unaudited consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States ("GAAP") for interim financial information and with the instructions to Form 10-Q and
Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. This report on Form 10-Q should be read in conjunction with Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. In the opinion of management, these unaudited consolidated financial statements reflect all the normal recurring adjustments considered necessary for a fair presentation of the Company's financial position at the end of and for the periods presented. The results of operations and cash flows for any interim period will not necessarily be indicative of the results of the operations and cash flows for the full fiscal year or subsequent quarters. All significant intercompany accounts and transactions have been eliminated on consolidation. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  SECURITIES LENDING

    During the first quarter of 2003, the Company entered into a Securities Lending Agreement to participate in a program whereby certain of its fixed maturity investments are loaned to other institutions for short periods of time through a lending agent. The Company maintains control over the securities it lends, retains the earnings and cash flows associated with the loaned securities and receives a fee from the borrower for the temporary use of the asset. Collateral is required at a rate of 102-105% of the market value of the loaned securities, depending on the type of collateral used. The Company does not have any securities on loan at March 31, 2003.

3.  REINSURANCE

    For certain pro-rata contracts, including quota share contracts, the subject direct insurance contracts will carry underlying reinsurance protection from third party reinsurers. The Company records its pro-rata share of gross premiums from the direct insurance contracts as gross written premiums and records amounts incurred by the ceding company for the underlying third party reinsurance coverage as reinsurance premiums ceded. In addition, during the three months ended March 31, 2003, the Company purchased retrocessional protection on its own account for the direct insurance and facultative reinsurance programs on an "any one risk" basis to limit the Company's exposure from losses at one location.

    Reinsurance recoverable includes the Company's share of balances due from the underlying third party reinsurance contracts for paid losses, unpaid loss and loss adjustment expenses and reserves for losses incurred but not reported. Initial estimates of reinsurance recoverable are recognized in the period in which the loss event occurs. Subsequent adjustments, are recorded in the period they are determined. The earned reinsurance premiums ceded were $6.9 million and $1.3 million for the three months ended March 31, 2003 and 2002, respectively. Total recoveries netted against loss and loss adjustment expenses was $(0.3) million and $0.6 million for the three months ended March 31, 2003 and 2002, respectively.

    The Company remains liable in the event that ceding companies, and the Company, are unable to collect amounts due from the underlying third party reinsurers. The Company records provisions for uncollectible underlying reinsurance recoverable when collection becomes unlikely. There are no such provisions recorded at March 31, 2003 or 2002.

4.  RECENT ACCOUNTING PRONOUNCEMENT

    The Financial Accounting Standards Board issued FASB Interpretation No. 46, "CONSOLIDATION OF VARIABLE INTEREST ENTITIES" ("FIN 46") an interpretation of ARB No. 51 "CONSOLIDATED FINANCIAL STATEMENTS" in January 2003. FIN 46 clarifies the accounting and reporting for certain entities in which equity investors do not have the characteristics of a controlling financial interest. The financial statements included with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 were prepared on a combined basis as a result of the fact that Montpelier Re's and the Company's bye-laws include certain restrictions relating to the election of directors of Montpelier Re. The Company adopted FIN 46 in the first quarter of 2003. The impact of adoption of FIN 46 is that the Company's financial statements are now prepared on a consolidated basis instead of on a combined basis. There is no impact on the Company's net income or shareholders' equity as presented in these consolidated financial statements as a result of the adoption of FIN 46.

5.  EARNINGS PER SHARE

    The reconciliation of basic and diluted earnings per share is as follows:

                                                                     THREE MONTHS    THREE MONTHS
                                                                         ENDED           ENDED
                                                                    MARCH 31, 2003  MARCH 31, 2002
                                                                    --------------  --------------
BASIC EARNINGS PER COMMON SHARE:
Net income available to common shareholders....................     $     103,841   $       18,659
Weighted average common shares outstanding--Basic..............        63,392,600       52,440,000
                                                                    -------------   --------------
BASIC EARNINGS PER COMMON SHARE................................     $        1.64   $        0.36
                                                                    -------------   -------------
DILUTED EARNINGS PER COMMON SHARE:
Net income available to common shareholders....................     $     103,841   $       18,659
Weighted average common shares outstanding--Basic..............        63,392,600       52,440,000
Dilutive effect of warrants....................................         2,672,006               --
Dilutive effect of share options...............................           414,614               --
                                                                    -------------   --------------
Weighted average common and common equivalent shares
  outstanding--Diluted.........................................        66,479,220       52,440,000
                                                                    -------------   --------------
DILUTED EARNINGS PER COMMON AND COMMON EQUIVALENT
  SHARE........................................................     $        1.56   $        0.36
                                                                    -------------   -------------

6.  SEGMENT REPORTING

    Management has determined that the Company operates in one segment only. The Company focuses on writing global specialty property and other classes of insurance and reinsurance business.

    The following table sets forth a breakdown of the Company's gross premiums written by line of business and by geographic area of risks insured for the periods indicated ($ in millions):

                         GROSS PREMIUMS WRITTEN BY LINE

                                  THREE MONTHS         THREE MONTHS
                                      ENDED                ENDED
                                 MARCH 31, 2003       MARCH 31, 2002
                               -----------------    -----------------
Property Specialty........     $    90.6    24.7%   $    35.6    17.5%
Property Catastrophe......         150.8    41.1         79.1    38.8
Qualifying Quota Share....          76.4    20.9         73.8    36.2
Other Specialty...........          48.8    13.3         15.2     7.5
                               ---------  ------    ---------  ------
Total.....................     $   366.6   100.0%   $   203.7   100.0%
                               =========  ======    =========  ======


           GROSS PREMIUMS WRITTEN BY GEOGRAPHIC AREA OF RISKS INSURED

                                                                THREE MONTHS         THREE MONTHS
                                                                    ENDED                ENDED
                                                               MARCH 31, 2003       MARCH 31, 2002
                                                             -----------------    -----------------
Worldwide(1)............................................     $   174.0    47.5%   $   112.0    55.0%
USA and Canada..........................................         133.0    36.3         59.0    29.0
United Kingdom and Ireland..............................          21.3     5.8          5.4     2.6
Worldwide, excluding USA and Canada(2)..................          12.2     3.3          9.1     4.5
Western Europe, excluding the United Kingdom and
  Ireland...............................................           9.8     2.7          5.1     2.5
Japan...................................................           1.6     0.4          3.1     1.5
Others (1.5% or less)...................................          14.7     4.0         10.0     4.9
                                                             ---------  ------    ---------  ------
Total...................................................     $   366.6   100.0%   $   203.7   100.0%
                                                             =========  ======    =========  ======

----------
(1) "Worldwide" comprises insurance and reinsurance contracts that insure or reinsure risks on a worldwide basis.

(2) "Worldwide, excluding USA and Canada" comprises insurance and reinsurance contracts that insure or reinsure risks on a worldwide basis but specifically exclude the USA and Canada.

    The Qualifying Quota Share contracts and substantial amounts of other lines of business are world-wide in nature, with the majority of business related to North America and Europe.

    The following table sets forth a breakdown of the Company's gross premiums written by broker for the periods indicated ($ in millions):


                                 THREE MONTHS         THREE MONTHS
                                     ENDED                ENDED
                                 MARCH 31, 2003       MARCH 31, 2002
                               -----------------    -----------------
     Benfield(1)...........    $   101.6    29.3%   $    74.4    36.5%
     Willis Group(1).......         82.8    23.9         53.7    26.4
     Guy Carpenter.........         75.8    21.9         35.2    17.3
     Aon Re Worldwide......         42.1    12.1         24.9    12.2
     Others brokers........         44.7    12.8         15.5     7.6
                               ---------  ------    ---------  ------
     Total brokers.........        347.0   100.0%       203.7   100.0%
                               ---------  ------    ---------  ------
     Direct (no broker)....         19.6                   --
                               ---------            ---------
     Total.................    $   366.6            $   203.7
                               =========            =========

----------
(1) Includes QQS gross premiums written. Benfield represents gross premiums written through Benfield Greig Limited and Benfield Blanch, subsidiaries of Benfield Holdings Limited.

7.  LONG-TERM DEBT

    On incorporation, the Company entered into a three-year term loan agreement with Bank of America, N.A. and a syndicate of commercial banks, with an aggregate borrowing limit of $150.0 million. As of March 31, 2003 and 2002, the Company had borrowed all $150.0 million under this facility. The term loan agreement requires that the Company and/or certain of its subsidiaries maintain specific covenants, including a tangible net worth covenant and a maximum leverage covenant, and has a final maturity date of December 12, 2004. The facility also restricts the payment of dividends. The Company has been in compliance with all covenants throughout the three months ended and as at March 31, 2003 and 2002.

    The interest rate was fixed at 2.59% for the period from October 21, 2002 until April 21, 2003. From April 21, 2003, the rate is fixed at 2.07% until July 21, 2003. The Company incurred interest expense for the three months ended March 31, 2003 and 2002 of $965 and $995, respectively, at an average annual interest rate of 2.59% and 2.65%, respectively, and paid interest of $959 and $1,069, respectively. In order to hedge the interest rate risk of the loan, the Company has entered into an interest rate swap contract with Bank of America, which becomes effective April 22, 2003 and expires on December 11, 2004, the last day of the term-loan facility. Under the terms of the interest rate swap contract, the Company pays interest at a fixed rate of 1.88% plus a margin dependent on leverage, and receives interest at a variable rate equal to the offshore LIBOR rate.

8.  RELATED PARTIES

    The Company's Chairman is also the Chairman of the Board of Directors of White Mountains Insurance Group, which beneficially owns 22.9% and 27.2% of the Company as at March 31, 2003 and 2002, respectively. The Chief Financial Officer is also a Director of White Mountains Insurance Group and a director of Amlin, one of the Company's qualifying quota share cedents.

    Four directors, including the Company's Chairman, are employed by White Mountains Insurance Group.

    The Company has engaged White Mountains Advisors LLC, a wholly-owned indirect subsidiary of White Mountains Insurance Group, to provide investment advisory and management services. The fees, which vary depending on the amount of assets under management, are between 0.15% and 0.30% and are included in net investment income. The Company incurred an average fee of 0.17% and 0.20% for the three months ended March 31, 2003 and 2002, respectively. For the three months ended March 31, 2003 and 2002, the Company expensed investment management fees of approximately $692 and $523, respectively, and has recorded an amount payable for these services of $705 and $525, respectively. The Company's Chairman of the Finance Committee is Deputy Chairman of the Board of Directors of White Mountains Insurance Group, the Principal Executive Officer of White Mountains Advisors LLC and is either general manager or investment manager of various funds which own less than 5% of the Company.

    In January 2002, the Company entered into an agreement with Remetrics, a subsidiary of Benfield Holdings Limited, which beneficially owns 5.9% of the Company, for the provision of certain risk management services. This agreement was no longer in place at December 31, 2002. As a result of this agreement, the Company accrued approximately $nil and $650 for the three months ended March 31, 2003 and 2002, respectively, for risk management services.

    In addition, in the ordinary course of business, the Company entered into four reinsurance agreements with OneBeacon Insurance Group, a subsidiary of White Mountains Insurance Group, during the three months ended March 31, 2002. The Company received $728 in aggregate annual premiums from these contracts during the year ended December 31, 2002. The Company has not entered into any reinsurance agreements with OneBeacon Insurance Group during the three months ended March 31, 2003.

    In addition, the Company pays brokerage commissions to Benfield Greig Limited and Benfield Blanch ("Benfield"), subsidiaries of Benfield Holdings Limited, on business brought in by Benfield. These commissions are consistent with commissions paid to other brokers in the ordinary course of business and totaled $5.8 million and $3.2 million for the three months ended March 31, 2003 and 2002, respectively.

9.  COMMITMENTS AND CONTINGENCIES

LETTERS OF CREDIT

    In order for the Company to write Lloyd's Qualifying Quota Share business, it must provide an evergreen letter of credit in favor of The Society and Council of Lloyd's ("Lloyd's") in accordance with Lloyd's rules. The Company has made arrangements with Fleet National Bank for the provision of a standby letter of credit in a form acceptable to Lloyd's in an amount of up to $200.0 million. Letters of credit outstanding under this facility at March 31, 2003 were approximately $125.8 million ((pound)79.6 million) and have been secured by investments of approximately $138.3 million. There were no letters of credit outstanding at March 31, 2002.

    In addition, as of December 31, 2002, Company has made arrangements with Barclay's Bank PLC for the provision of an additional evergreen letter of credit facility in favor of certain U.S. ceding companies in an amount of up to $100.0 million. Letters of credit outstanding under this facility at March 31, 2003 were approximately $20.8 million and are secured by investments of approximately $22.9 million.

CREDIT FACILITIES

    On December 12, 2001, the Company obtained a $50.0 million revolving loan facility from a syndicate of lenders, with the Company and its subsidiaries as borrowers and guarantors. The facility is for general corporate purposes, and requires that the Company and/or certain of its subsidiaries maintain specific covenants, including a tangible net worth covenant and a maximum leverage covenant. At March 31, 2003 and 2002, no amounts had been drawn down under this facility.

10.  STATUTORY REQUIREMENTS

    Montpelier Re is registered under The Insurance Act 1978 (Bermuda), Amendments Thereto and Related Regulations ("The Act"). Under The Act, Montpelier Re is required to annually prepare and file Statutory Financial Statements and a Statutory Financial Return. The Act also requires Montpelier Re to maintain a minimum share capital of $1.0 million and to meet a minimum solvency margin equal to the greater of $100.0 million, 50% of net premiums written or 15% of the loss and loss adjustment expense reserves. For the three months ended March 31, 2003 and 2002, Montpelier Re satisfied these requirements.

    The Act limits the maximum amount of annual dividends or distributions paid by Montpelier Re to the Company without the prior notification to, and in certain cases the approval of, the Bermuda Monetary Authority of such payment. The maximum amount of dividends that could be paid by Montpelier Re to the Company, without such notification, was $255.7 million and $14.3 million at March 31, 2003 and 2002, respectively.

    Montpelier Re is also required to maintain a minimum liquidity ratio, which was met for both periods ended March 31, 2003 and 2002.